John Hancock Variable Insurance Trust
Supplement dated June 30, 2011
to the Prospectus dated May 2, 2011
Bond Trust
The table under “Examples” in “Annual Fund Operating Expenses” is amended and restated as follows:

	Year 1	Year 3	Year 5	Year 10
Series I	$64	$369	$865	$2,233
Series II	$85	$431	$969	$2,442
Series NAV	$63	$199	$346	$774